Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,273.37
Total Fee Amount	5,273.37
Total Transaction Valuation	38,185,191.40
Total Offset Amount	0.00
Net Fee	$ 0.00